Exhibit 10.1
FIRST AMENDMENT
          FIRST AMENDMENT, dated as of March 6, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SS&C Technologies, Inc., a Delaware corporation (the “Borrower”), SS&C Technologies Canada Corp., as CDN Borrower, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders, Wachovia Bank, National Association, as Syndication Agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent.
W  I  T  N  E  S  S  E  T  H:
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as described herein; and
          WHEREAS, the parties hereto are willing to amend such provisions on and subject to the terms and conditions herein;
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have those meanings when used herein.
          Section 2. Amended Definitions. (a) The table contained in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby replaced with the following table:

	ABR Loans, CDN ABR	Eurocurrency Loans and
	Loans and CDN Prime Loans	Bankers’ Acceptances
Revolving Loans and Swingline Loans	1.75%	2.75%
US Term Loans	1.00%	2.00%
US$ CDN Term Loans	1.50%	2.50%
C$ CDN Term Loans	1.75%	2.75%
          (b) Clause (a) of the definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(a) provision for taxes based on income, profits or capital, including, without limitation, state, franchise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period,”
          Section 3. Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

     “First Amendment”: the First Amendment, dated as of March 6, 2007, to this Agreement.
     “First Amendment Effective Date”: as defined in the First Amendment.
          Section 4. Section 2.11. Section 2.11(c) of the Credit Agreement is hereby amended by deleting the phrase “Closing Date” in the fourth line thereof and replacing it with the phrase “First Amendment Effective Date”.
          Section 5. Section 7.1. The table contained in Section 7.1(a) of the Credit Agreement covering the periods set forth below is hereby replaced with the following table:

Consolidated
Period	Leverage Ratio
Q1 2007 – Q4 2007	6.75:1.00
Q1 2008 – Q4 2008	6.00:1.00
Q1 2009 and thereafter	5.50:1.00
          Section 6. Section 7.2. (a) Section 7.2(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(f) Indebtedness of CDN Loan Parties and Non-Guarantor Subsidiaries in respect of local lines of credit, letters of credit, bank guarantees, factoring arrangements, sale/leaseback transactions and similar extensions of credit in the ordinary course of business not to exceed at any time an aggregate principal amount equal to the sum of (i) $20,000,000 or, if greater at the time such Indebtedness is incurred, 28% of Consolidated EBITDA for the Reference Period most recently ended prior to the incurrence of any such Indebtedness and (ii) the Replacement Canadian Indebtedness Amount at such time;”
          (b) Section 7.2(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(k) additional unsecured Indebtedness of the US Borrower or any of its Subsidiaries in an aggregate principal amount (for the US Borrower and all Subsidiaries) not to exceed $15,000,000 or, if greater at the time such Indebtedness is incurred, 22% of Consolidated EBITDA for the Reference Period most recently ended prior to the incurrence of any such Indebtedness, at any one time outstanding;”
     (c) Section 7.2(t) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(t) Indebtedness of the US Borrower or any of its Subsidiaries incurred to finance any acquisition permitted under Section 7.8(f) in an aggregate amount for all such Indebtedness incurred in any fiscal year not to exceed an amount equal to $75,000,000 plus 50% of any increase in Consolidated EBITDA of the US Borrower since the Closing Date up to the date of such Permitted Acquisition, with Consolidated EBITDA as of the Closing Date being deemed to be $70,300,000 and Consolidated EBITDA as of the date of such Permitted Acquisition being deemed to be Consolidated EBITDA for the most recent four fiscal quarters for which financial statements are available without giving effect to any pro forma treatment of such Permitted Acquisition, provided, that, notwithstanding anything to the contrary in the foregoing, the aggregate outstanding amount of all Indebtedness of US Loan Parties incurred pursuant to this paragraph (t) shall not at any time exceed $15,000,000 in any fiscal year.”
          Section 7. Section 7.3. Section 7.3(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(o) other Liens with respect to obligations that do not exceed the greater of $5,000,000 and 8% of Consolidated EBITDA for the Reference Period most recently ended, outstanding at the time such Indebtedness is incurred;”
          Section 8. Section 7.8. Section 7.8(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(f)(i) Permitted Acquisitions to the extent that any Person acquired in such acquisition becomes a part of the US Borrower or any Subsidiary Guarantor or becomes (whether or not such Person is a wholly owned Subsidiary) a Subsidiary Guarantor in the manner contemplated by Section 6.8(c) and (ii) other Permitted Acquisitions in an aggregate purchase price (other than purchase price paid through the issuance of equity by Holdings with the proceeds thereof, including (x) whether or not any equity is issued, capital contributions (other than Specified Equity Contributions) and (y) equity issued to the seller) amount not to exceed in any fiscal year an amount equal to $75,000,000 plus 50% of any increase in Consolidated EBITDA of the US Borrower since the Closing Date up to the date of such Permitted Acquisition, with Consolidated EBITDA as of the Closing Date being deemed to be $70,300,000 and Consolidated EBITDA as of the date of such Permitted Acquisition being deemed to be Consolidated EBITDA for the most recent four fiscal quarters for which financial statements are available without giving effect to any pro forma treatment of such Permitted Acquisition;”
          Section 9. Section 7.8. Section 7.8(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(p) Investments so long as the aggregate amount thereof (determined as the amount originally advanced, loaned or otherwise invested, less any returns on the respective Investment not to exceed the original amount invested) at no time exceeds $20,000,000 or, if greater at the time such Investments are incurred, 29% of Consolidated EBITDA for the Reference Period most recently ended prior to the date of any such Investment;”
          Section 10. Representations and Warranties. The Borrower represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement, after giving effect to this Amendment, are true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
          Section 11. Effectiveness. This Amendment shall be effective on and as of the date (the “First Amendment Effective Date”) on which (a) this Amendment shall have been executed and delivered by the Borrower and Holdings and (b) the Administrative Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a “Lender Consent Letter”) from each Lender.
          Section 12. Continuing Effect of Loan Documents. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties. Except as expressly amended or modified herein, the provisions of the Loan Documents are and shall remain in full force and effect.
          Section 13. Counterparts; Binding Effect.
     (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or email transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     (b) The execution and delivery of a Lender Consent Letter with respect to this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Loans, including any Commitments or Loans acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.
          Section 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SS&C TECHNOLOGIES, INC., as Borrower

By:	/s/ Patrick J. Pedonti Name: Patrick J. Pedonti
Title: CFO

SS&C TECHNOLOGIES CANADA CORP., as CDN Borrower

By:	/s/ Patrick J. Pedonti Name: Patrick J. Pedonti
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter M. Ling Name: Peter M. Ling
Title: Managing Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and as a Lender

By:	/s/ Peter M. Ling
Name: Peter M. Ling
Title: Managing Director

EXHIBIT A
LENDER CONSENT LETTER
SS&C TECHNOLOGIES, INC. CREDIT AGREEMENT
DATED AS OF November 23, 2005
To:     JPMorgan Chase Bank, N.A., as Administrative Agent
           under the Credit Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunshine Acquisition II, Inc., as Initial US Borrower, SS&C Technologies, Inc., a Delaware corporation (the “Borrower”), SS&C Technologies Canada Corp., as CDN Borrower, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders, Wachovia Bank, National Association, as Syndication Agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent.
     The Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the First Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the “First Amendment”).

          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby agrees to all of the terms and conditions of the First Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title
Lender Consent — Signature Page